[NORTHWESTERN CORPORATION LOGO]                                     EXHIBIT 99.1

                                                                    News Release


Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com

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            NORTHWESTERN REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

      REPORTS LOSS OF $52.7 MILLION IN 2003 VERSUS LOSS OF $63.1 MILLION IN
                                      2002

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SIOUX FALLS, S.D. - Nov. 14, 2003 - NorthWestern Corporation (OTC Pink Sheets:
NTHWQ) today reported a consolidated loss on common stock of $52.7 million for the third quarter of 2003, compared with a consolidated loss on common stock of $63.1 million in the same period of 2002.

Special Note: On Sept. 14, 2003, NorthWestern filed a voluntary petition for relief under the provision of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware under case number 03-12872. Expanets, the Company's communications services business, and Blue Dot, the Company's heating, ventilation and air conditioning services business, are not party to NorthWestern's Chapter 11 case and are in the process of being sold. Pursuant to the Chapter 11 filing, NorthWestern retains control of its assets and is authorized to operate its business as a debtor-in-possession while being subject to the jurisdiction of the Bankruptcy Court. Beginning in the third quarter of 2003, the Company's consolidated financial statements have been prepared in accordance with the American Institute of Certified Public Accountants' Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," and on a going-concern basis, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the ordinary course of business. As a result of the Company's Chapter 11 filing, the realization of assets and liquidation of liabilities are subject to uncertainty. Under SOP 90-7, certain liabilities existing prior to the Chapter 11 filing are classified as Liabilities Subject to Compromise on the Consolidated Financial Statements. The assets and liabilities of NorthWestern's nondebtor subsidiaries are not considered to be material to the consolidated financial statements or are included in discontinued operations.

On Sept. 15, 2003, in connection with NorthWestern's Chapter 11 filing, the New York Stock Exchange suspended trading and subsequently delisted our common stock and all series of our trust preferred


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 2



securities. NorthWestern stated that it is probable that the Company's common stock and trust preferred securities will be restructured in a manner that will eliminate or substantially reduce any remaining value. NorthWestern had previously stated its planned sale of noncore assets is not expected to change the view that the Company's common stock has no value as a result of its bankruptcy filing and that the interests of our equity investors will be cancelled in connection with the Company's reorganization.

Consolidated Financial Results and Cash Position

Results for the third quarter of 2003 include a loss from NorthWestern's continuing operations of $29.7 million, compared with a loss of $3.4 million from the same period in 2002. Discontinued operations, which includes results from Expanets and Blue Dot, includes a loss of $23.1 million, compared with a loss of $51.9 million in the third quarter of 2002.

For the nine months ended Sept. 30, 2003, NorthWestern reported a consolidated loss on common stock of $100.6 million, compared with a consolidated loss on common stock of $136.9 million for the same period in 2002. Continuing operations had a loss of $65.9 million during the nine-month period of 2003, compared with a loss of $3.7 million during the same period in 2002. Results from discontinued operations for the nine-month period of 2003 were a loss of $19.8 million, compared with a loss of $111.7 million in the same period in 2002.

Revenues from continuing operations in the third quarter of 2003 were $235.4 million, compared with $184.3 million in the same period in 2002. Revenues increased during the quarter due to higher recovered purchased energy costs and increased retail and wholesale electricity and natural gas sales volumes. For the nine months of 2003, revenues were $759.6 million, compared with $537.8 million in the same period in 2002. Results for 2002 included only eight months of Montana utility operations.

As of Sept. 30, 2003, cash and cash equivalents were $28.2 million, compared with $26.6 million as of Dec. 31, 2002. Cash flows used in continuing operations during the nine months of 2003 were $104.7 million, compared with cash provided by continuing operations of $78.9 million during the same period in 2002.

On Sept. 16, 2003, the Bankruptcy Court approved, under interim order, access of up to $50 million of a $100 million debtor-in-possession (DIP) financing facility arranged by the Company with Bank One, N.A. Following hearings held on Nov. 6, 2003, the Bankruptcy Court gave final approval to the DIP facility and access to the facility will increase to $85 million after a final order is entered to evidence the Court's oral ruling. The DIP facility expires on Sept. 18, 2004, and as of Nov. 13, 2003, there were no amounts outstanding under the facility, however, the Company has issued letters of credit in the approximate amount of $6 million.


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 3



Results from Continuing Utility Operations

NorthWestern's core electric and natural gas utility reported operating income of $34.1 million, compared with operating income of $36.3 million in the third quarter of 2002. Results during the third quarter were impacted by lower electric gross margins and higher operating expenses, including increased legal, environmental and employee benefit costs. For the nine months ended Sept. 30, 2003, NorthWestern's utility operations had operating income of $112.8 million, compared with operating income of $107.8 million in the nine-month period of 2002. Results for the nine-month period of 2002 included only eight months of Montana utility operations.

Revenues in the third quarter of 2003 from NorthWestern's utility operations were $232.8 million, compared with $181.4 million in the same period in 2002.

Electric revenues during the third quarter of 2003 were $183.9 million, an increase of $31.2 million or 20.4 percent from the results of the third quarter of 2002. Electric revenues were higher in the 2003 period due to a $23.4 million increase in recovered purchase power supply costs, an $8.1 million increase in retail volumes, including the addition of Montana customers that moved back from customer choice, and a $1.3 million increase in wholesale volumes.

Natural gas revenues during the third quarter of 2003 were $48.9 million, an increase of $20.2 million or 70.5 percent from results during the third quarter of 2002. Natural gas revenues increased $11.5 million due to increased gas supply costs and $9.3 million due to higher wholesale and retail revenues. Wholesale revenues increased due to a 17.5 percent increase in volumes resulting from the addition of ethanol production customers in South Dakota and higher gas prices. Retail revenues increased primarily due to a 3.1 percent increase in volumes.

Asset Sales Update

NorthWestern and Expanets have entered into an Asset Purchase and Sale Agreement, dated as of Oct. 29, 2003, with Avaya, Inc. (NYSE: AV) in connection with the sale of substantially all of the assets and business of Expanets. Under the terms of the agreement, Avaya will purchase substantially all of the Expanets assets for $152 million in cash, less payment of an outstanding note of approximately $27 million to a third party, certain working capital adjustments, the payment of transaction costs and certain other excluded liabilities. NorthWestern estimates it will receive net cash proceeds ranging between $70 and $80 million from the transaction. Expanets engaged Bear, Stearns & Co. to conduct an auction of the Expanets business subject to auction procedures defined in a purchase agreement with Cerberus California, Inc. Expanets will continue operations in the ordinary course of business until the transaction is closed. The closing is expected to occur prior to the end of November 2003, subject to the satisfaction


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 4



of certain conditions. Included in discontinued operations during the third quarter of 2003 is a charge of approximately $30 million to reduce our investment in Expanets to amounts expected to be realized on disposal.

Blue Dot has sold 25 businesses during the nine months ended Sept. 30, 2003, generating approximately $13.8 million in cash, of which a portion was used to pay down its credit facility provider, and a portion was retained for working capital purposes. An additional 13 businesses have been sold since Sept. 30, 2003, for proceeds of approximately $10.6 million. As of Sept. 30, 2003, the Blue Dot credit facility balance was $9.1 million. Since Sept. 30, 2003, the credit facility has been paid off in its entirety from sales proceeds and available working capital at Blue Dot. Blue Dot anticipates selling substantially all of its remaining businesses by June 30, 2004.

Additional financial information related to NorthWestern's third quarter results is available in its Form 10-Q which is can be viewed on the Company's Web site at www.northwestern.com.

About NorthWestern

NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 598,000 customers in Montana, South Dakota and Nebraska. NorthWestern also has investments in Expanets, Inc., a nationwide provider of networked communications and data services to small and mid-sized businesses, and Blue Dot Services Inc., a provider of heating, ventilation and air conditioning services to residential and commercial customers.

                SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. On Sept. 14, 2003, NorthWestern Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Our subsidiaries, including Expanets, Inc. and Blue Dot Services Inc., are not party to the Chapter 11 case.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 5



identify forward looking statements. Forward looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

        (i) our common equity and our trust preferred securities will likely be restructured in a manner that will eliminate or very substantially reduce any remaining value. We have previously stated that the planned sale of noncore assets, including Expanets and Blue Dot, is not expected to change our view that our common stock has no value. Accordingly, we urge that appropriate caution be exercised with respect to existing and future investments in any of our liabilities and/or securities;

        (ii) our ability to successfully develop, prosecute, confirm and consummate a plan of reorganization, emerge from bankruptcy as a going concern and avoid liquidation under the U.S. Bankruptcy Code;

        (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period that we have to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case;

        (iv) our ability to operate pursuant to the terms of the $100 million debtor-in-possession financing facility arranged by the company with Bank One, N.A. (the DIP Facility) and other financing and contractual arrangements;

        (v) our ability to obtain Bankruptcy Court approval with respect to material motions in the Chapter 11 proceeding from time to time;

        (vi) our ability to obtain the support of the official committee of unsecured creditors and other stakeholders of the company for a plan of reorganization, which may be difficult in light of our likely inability to preserve any material value in our common equity and our trust preferred securities, or satisfy a material amount of our current unsecured debt, in a plan of reorganization;

        (vii) our ability to offset the negative effects that the filing for reorganization under Chapter 11 has had, or may have, on our business, management and employees including constraints placed on available capital;

        (viii) our ability to obtain and maintain normal terms with vendors and service providers;


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 6



        (ix) our ability to maintain contracts, including leases, that are critical to our operations;

        (x) the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

        (xi) our ability to develop a long-term strategy and our ability to fund and execute our business plan;

        (xii) our ability to avoid or mitigate material uninsured monetary judgments, or other adverse judgments, against us in (1) the shareholder class action lawsuit relating to the disposition of the generating and energy related assets by The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, together with ERISA litigation regarding The Montana Power Company ESOP and 401(k) plan and (2) existing shareholder and derivative litigation or in any additional litigation and regulatory action, including the possible initiation by the SEC of a formal investigation, in connection with the restatement of our 2002 quarterly financial statements, the resolution of which could have a material adverse affect on our financial condition or our ability to timely confirm a plan of reorganization;

        (xiii) our ability to consummate the sale of Expanets' assets, Blue Dot's sale of its businesses and the sale of other material noncore assets;

        (xiv) the instructions, orders and decisions of the bankruptcy court and cost and other effects of legal and administrative proceedings, settlements, investigation and claims;

General Factors

        (xv) our ability to fully address and correct inadequacies or material weaknesses in our internal controls and to thereafter maintain an effective internal controls structure;

        (xvi) our ability to attract, motivate and/or retain key employees;

        (xvii) potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the recent final order of the Montana Public Service Commission (MPSC) disallowing the recovery of $6.2 million of natural gas costs we incurred during the past year, and an interim order fixing the recovery price during the next year, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 7



        (xviii) unscheduled generation outages, maintenance or repairs which may reduce revenues or may require additional capital expenditures or other increased operating costs;

        (xix) unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

        (xx) increases in interest rates will increase our cost of borrowing;

        (xxi) adverse changes in general economic and competitive conditions in our service territories; and

        (xxii) certain other business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of terrorist actions.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Third Quarter Report on Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward looking statements are and will be reasonable, any or all of the forward looking statements in this news release, our reports on Forms 10-K, 10-Q and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward looking statements.


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NorthWestern Reports Third Quarter 2003 Financial Results
Nov. 14, 2003
Page 8



        We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the Commission on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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